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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                --------------

                                    FORM 8K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 23, 2001
                                                  ------------------------------


                               ASHFORD.COM, INC.
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               (Exact Name of Registrant as Specified in Charter)



      Delaware                        0-27357                    76-0617905
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(State or other jurisdiction        (Commission                 (IRS Employer
   of incorporation)                File Number)             Identification No.)


3800 Buffalo Speedway, Suite 400, Houston, Texas                     77098
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code   (713) 369-1300
                                                   -----------------------------



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        (Former name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events.

          On April 23, 2001 Ashford.com, Inc. (the "Company") announced that David Gow has been named Chief Executive Officer to replace Kenny Kurtzman, who has been named Vice Chairman of the Board of Directors. Gow was also appointed to the company's Board of Directors.
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Item 7.  Exhibits.

         Exhibit
         Number      Description
         -------     -----------
         99.1        Text of Press Release dated April 23, 2001
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ASHFORD.COM, INC.



Date:  April 23, 2001                      By:   /s/ David F. Gow
                                              --------------------------------
                                              David F. Gow
                                              Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

99.1          Text of Press Release dated April 23, 2001